Mikros Systems Corporation

Presentation to Investors

August 26, 2008

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected in these statements. The forward-looking statements speak as of the date August 26, 2008, and are subject to change.

The Company does not undertake any duty to update or revise forward-looking statements. Further information on factors that could affect the Company's financial and other results is included in the Company's Forms 10-Q and 10-KSB, filed with the Securities and Exchange Commission.

Mikros Systems Corporation

- ***15 years of Profitable Growth based on continual application of Emerging Cutting-Edge Technology to real world Defense Sector problems***
- **Research, Development, and Systems Integration Expertise**
  - 11 Full-Time employees
  - Experienced in converting emerging technologies into innovative solutions for defense, homeland security markets
  - Areas of Expertise: Technology Management; Systems Engineering; Radar Systems; Communications; Combat Systems
- **Product Commercialization Experience:**
  - 9 SBIR Phase I Awards; 7 Phase II Awards; and 4 Phase III Awards

Revenue / Income Growth


Revenues ($M)
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
05
06
07
08


Net Income ($M)
0.25
0.20
0.15
0.10
0.05
0.00
05
06
07
08

*Profit margin increases with fixed-price contracts

Board of Directors

- **RADM Wayne E Meyer, USN (Ret.)**
  - Chairman of Mikros; Former Deputy Commander for Weapons and Combat Systems, Naval Sea Systems, "Father of Aegis"
- **Paul Casner**
  - Retired COO of DRS Technologies, has more than four decades of management experience in the defense industry.
- **Tom Meaney**
  - President, CEO, and CFO of Mikros. Over 35 years of defense industry experience
- **RADM Tom Lynch, USN (Ret.)**
  - Former USN Battle Group Cmdr and Superintendent, US Naval Academy; has served as Senior Vice President of The Staubach Company since 2001
- **Tom Schaffnit**
  - President of Schaffnit Consulting, Inc., a technology-related management consulting company specializing in wireless data communications and automotive telematics.

Key Employees

- **Chuck Bristow – VP, Engineering**
  - Previously Director of Network Engineering for Clariti Telecommunications International, and 13 years with Magnavox/General Atronics Corporation, experienced in hardware engineering, integration, and design for military communications equipment. BS Kennedy Western, Tech Mgmt
- **Henry Silcock – Senior Engineer**
  - Has led technical/engineering projects in wireless communications, data modems, remote telemetry, and control systems. BA Cambridge, Math; MS SUNY Comp Science
- **Marc Dalby – Product Development**
  - Has held senior-level product management and business development positions in both technology and services-oriented organizations. BS in Marketing and an MBA from Norwich University

Small Business Innovative Research (SBIR)

- **According to the New Jersey Commission on Science and Technology, "SBIR** is the federal government's principal R&D Grants program targeted to small science and technology based businesses. It is unarguably the best source of risk capital for developing promising new technologies and is probably the closest thing to the entrepreneurs Holy Grail of "free" money."
  http://www.state.nj.us/scitech/pdf/entassist/sbirsttrprogram.pdf

- **SBIR DATA RIGHTS:** Recipients of DoD SBIRs retain data rights for five years, measured from the end of the last SBIR contract received related to a particular technology.

- **PROTECTION of SBIR DATA RIGHTS** translates into SOLE SOURCE JUSTIFICATION for government procurement.

Technology Development History

1992	1997	2002	2007	2012

DSP Tech for Naval Comms

Dual Net Link-11



USQ-120

PXI/PCI Tech for ADEPT



PowerBuoys



Radar Wireless Spectral Efficiency



KCVA



AIRchitect-EMC

RHAZ

Technology Development History

- **1992-1996:** Advanced emerging Digital Signal Processing (DSP) technologies to reduce size and increase performance of Naval communications equipment
  - Developed and delivered AN/USQ-120 Multi-Frequency Link-11 Data Terminal Sets for US Navy
  - Developed dual-net Link-11 in conjunction with JHU-APL
- **2004-Present:** Combined newly available PXI/PCI instrumentation equipment with database technologies to deliver portable automated test solutions to US Navy
  - Delivered more than 20 Adaptive Diagnostic Electronic Portable Test sets to US Navy
- **2006-Present:** Identified electro-magnetic interference risks for Wi-Fi networks in RF intensive shipboard environments, and expanded capabilities of commercial network planning tool to support installation planning and risk management
  - AIRchitect-EMC currently in use for multiple wireless network installations aboard USN ships
- **2007-Present:** Developing solutions for identifying and managing RF weapon jammers using simulation and software technologies
- **2007-Present:** Advancing alternative power generation technologies (wave, wind, solar) to deliver self-powered sensor and communication buoys for defense and homeland security missions.

Current Products

- Adaptive Diagnostic Electronic Portable Testset (ADEPT)
- Wireless Programs
  - Wireless Network Planning – AIRchitect-EMC
  - Kill Chain Vulnerability Analysis / Simulation
- Autonomous Buoys
  - Small Diameter Buoy for US Navy Communication at Speed and Depth Program

Adaptive Diagnostic Electronic Portable Testset (ADEPT)



ADEPT is an automated, programmable, electronic system test tool for maintenance, alignment, calibration, and error diagnosis of complex electronic systems.

- Reduces manpower
- Reduces alignment & calibration times
- Distance Support
- Interactive Training

Market

Shipboard	$100M
Other Military	$ 25M
Other Commercial	$ 25M
Total	**$150M**

Contracts

SBIR Phase I	$100K
SBIR Phase II	$750K
Congressional Add	$3.4M
Congressional Add	$3.0M
Congressional Add	$0.8M
Total	**$8.1M**

Potential Market for ADEPT

PER SHIP	TYPE	# SHIPS	ADEPT UNITS
2	DDG	72	144 ✓
3	CG	22	66 ✓
3	Amphibs	38	114
3	Carrier	12	36
2	LCS	25	50
2	Deepwater	25	50
2	Subs	80	160
2	International	100	200
		TOTAL = 820	

AIRchitect-EMC



AIRchitect-EMC heat map of access point coverage for CVN application

- Interference-aware network planning tool designed to ensure optimal placement of wireless access points aboard naval vessels
- Reduced time and cost of WiFi planning and deployment
- Reduced risk of interference between WiFi network and legacy shipboard equipment
- Increased reliability of WiFi network
- Well mapped and defined coverage areas
- Redundancy planning in critical spaces

Market

Software support services:
- (200) users within navy
- (100) users in foreign military
- (50) Commercial shipyard users

Design support services:
- Same

Contracts

SBIR Phase I	$100K
SBIR Phase II	$750K
SBIR Phase II	$900K
Total	**$1.75M**

Wireless Programs Roadmap


OSD
RWSE SBIR PHASE 1
OSD
RWSE SBIR PHASE 2 BASE
China Lake
KCVA SBIR PHASE2 MOD#1
FUTURE WDL PROGRAM
OSD
RWSE SBIR PHASE 2 OPTION
PMW750/ PMW160
RWSE SBIR PHASE 2 MOD # 2
USAF / Mobilisa
RADHAZ SBIR PHASE 1 (sub)
USAF/Mobilisa
RADHAZ SBIR PHASE 2 (sub)
AIRchitect-EMC Shipboard Network Design Tool
PMW160
LHD3 INSTALL (USS KEARSARGE)
LHD4 INSTALL (USS BOXER)
PMW750
CVN78 STUDY
CVN77 INSTALL
OTHER SHIP INSTALLS
COMPLETE
ONGOING
IMMINENT
FUTURE
v 2 Mar08

Kill Chain Vulnerability Analysis (KCVA)



- Helps mission planners and warfare analysts analyze possible conflicts.
- Network Vulnerability to Electronic Attack (NVEA) is used to assess vulnerability of tactical data links to hostile interferers (Jammers)
- Can be used to help mission planners allocate tactical resources
- Interfaces with other tactical planning tools
  - FalconView
  - JMPS

Market

US and NATO mission planning organizations

Classified nature of data is a barrier to entry for other companies.

Contracts

SBIR Phase II (2007)	$750K
SBIR Phase II (2009)	$750K
Total	**$1.5M**

Radiation Hazard Analysis (RHAZ)



- 3D prediction and visualization tool to help predict potential RF energy hazards to personnel
- Interfaces to Terrain and JEET Databases
- Subcontract to Mobilisa – Mikros to do dosimetry algorithms

Market

US and NATO facilities planning organizations

Subcontract to Mobilisa

Contracts

SBIR Phase I (sub)	$ 30K
SBIR Phase II (sub)	$200K
Total	**$230K**

Autonomous Buoy Program





- Mikros completed Phase I SBIR and developed working prototype
- Reduces or eliminates need for batteries to power systems on buoy
- 'Green' solution
  - Less Batteries
  - Reduced maintenance
  - Modular / Scalable solution
  - Non Buoy applications (Gliders)

Market

U.S. Navy
Department of Homeland Security
NOAA

* Partnership with Ocean Power Technologies – Pennington, NJ

Contracts

SBIR Phase I	$100K
SBIR Phase II (2009)	$750K *
Total	**$850K ***

* Being Negotiated

Strategic Partners

LOCKHEED MARTIN
We never forget who we're working for™

DRS TECHNOLOGIES

In-Phase Technologies, Inc.

Raytheon

BCI

MOBILISA
EXPERTS IN MOBILE AND WIRELESS

OPT
OCEAN POWER TECHNOLOGIES

Growth Opportunities

- Strategic Partnerships
  - Ericsson
    - National Guard
    - Embedded Platform Logistic System (EPLS)
  - Ocean Power Technologies
    - Autonomous Buoys
  - Mobilisa
    - AIRchitect-EMC
    - Radiation Hazards Assessment Tool (RHAZ)
  - Oberon
    - Wireless Intrusion Detection





